Exhibit 10.5

Mortgage Loan No. 12701

RECOURSE GUARANTY AGREEMENT

THIS RECOURSE GUARANTY AGREEMENT (this “Agreement”) is made as of June 28, 2012, by KILROY REALTY, L.P., a Delaware limited partnership (“Guarantor”), to and for the benefit of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (“Lender” and to the extent applicable under Article 13 of the Loan Agreement, Cornerstone Real Estate Advisers Inc. “Administrative Agent”), and for the benefit of the other Lender Parties.  As used in this Agreement, “Lender Parties” shall mean Lender, Cornerstone Real Estate Advisers LLC (the investment advisor to Lender), Cornerstone Real Estate Advisers Inc., any present and future loan participants, co-lenders, loan servicers, custodians and trustees, and each of their respective directors, officers, employees, shareholders, agents, affiliates, heirs, legal representatives, successors and assigns.

R E C I T A L S:

A.                                   KR MML 12701, LLC, a Delaware limited liability company (“Borrower”), and Lender entered into that certain Loan Agreement of even date herewith (as the same may be amended or modified from time to time, the “Loan Agreement”), which Loan Agreement governs a loan (the “Loan”) in the stated principal amount of $97,000,000.00 made by Lender to Borrower, which Loan is evidenced by that certain Promissory Note of even date herewith (as the same may be amended or modified from time to time, the “Note”).

B.                                     The Loan is secured in part by Borrower’s interest in and to those certain real properties located in: (1) the City of Santa Monica, County of Los Angeles and State of California, and (2) the City of Irvine, County of Orange and State of California, and more particularly described in Exhibit A attached to the Mortgage described below (collectively, the “Premises”), as evidenced by (i) those certain Deeds of Trust, Assignments of Leases and Rents, Security Agreements and Fixture Filings (as the same may be amended or modified from time to time, individually and collectively, the “Mortgage”) with respect to the Premises, and (ii) those certain Assignments of Leases and Rents (as the same may be amended or modified from time to time, individually and collectively, the “Assignment”) with respect to the Premises.  Unless otherwise defined herein, all initially capitalized terms shall have the respective meanings ascribed to such terms in the Loan Agreement.

C.                                     Lender has required as a further condition to the making of the Loan to Borrower that Guarantor guaranty payment of all amounts due under Section 11.1(c) of the Loan Agreement (the “Recourse Provision”).

D.                                    Guarantor is financially interested in Borrower and is materially benefited by the consummation of the Loan and has agreed to unconditionally and personally guarantee payment of all amounts due Lender under the Recourse Provision.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in order to induce Lender to make the Loan to Borrower, Guarantor, intending to be legally bound, hereby makes the following representations and warranties to the Lender Parties and hereby covenants and agrees with the Lender Parties as follows:

1.                                       Guaranty.  Notwithstanding any provision contained in the Loan Agreement, the Note, Mortgage or any other Loan Document to the contrary, Guarantor absolutely, irrevocably, and unconditionally guarantees to Lender and the Lender Parties payment when due of all amounts due to Lender by Borrower pursuant to the Recourse Provision (collectively, the “Guaranteed Obligations”).  This Agreement is a direct and primary obligation of Guarantor, and Guarantor’s obligations hereunder are not as a surety.  This is a guarantee of timely payment and performance and not merely of collection.  In the event of a default in payment of any Guaranteed Obligation when due, Lender may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against Guarantor and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of Guarantor, wherever situated.

2.                                       Guarantor’s Waiver of Notice.  Guarantor absolutely, irrevocably and unconditionally waives (a) notice of acceptance of this Agreement, (b) notice of any payment, liability or obligation to which this Agreement may apply, (c) presentment, demand of payment, protest, notice of dishonor or nonpayment of all liabilities under this Agreement and any of the Loan Documents creating the Guaranteed Obligations, and (d) notice of any suit or other action by Lender against (including any notice from Lender to) any party liable under any Loan Document or any property which may be security for the Loan.

3.                                       Lender’s Rights.  Lender may at any time and from time to time without the consent of, or notice to, Guarantor, without incurring any responsibility to Guarantor and without impairing or releasing any of the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a)                                  amend, modify, renew, supplement, extend (including extensions beyond the original term) or accelerate any of the Loan Documents, including without limitation, renew, alter or change the interest rate, manner, time, place or terms of payment or performance of any of the Guaranteed Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered; provided that no amendment or modification of the Recourse Provision shall be made without the Guarantor’s prior written consent;

(b)                                 sell, exchange, release, surrender, and in any manner and in any order realize upon or otherwise deal with the Premises or any property at any time directly and absolutely assigned or pledged or mortgaged to secure the Loan;

(c)                                  consent to the transfer of the Premises or any portion thereof or any other Collateral described in the Loan Documents:

(d)                                 exercise or refrain from exercising any rights or remedies available to Lender under the Loan Documents or pursuant to any applicable statute against Borrower or any other person (including Guarantor) or otherwise act or refrain from acting with regard to the Loan Documents, Guaranteed Obligations or this Agreement;

(e)                                  settle or compromise any of the Indebtedness, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of Borrower (whether or not then due) to creditors of Borrower other than Lender and Guarantor;

(f)                                    release or discharge Borrower from its liability under any of the Loan Documents or release or discharge Guarantor or any endorser or any other party at any time directly or contingently, liable for the repayment of the Loan or any of Borrower’s other obligations under the Loan Documents;

(g)                                 apply any sums in whatever manner paid or realized to any liability or liabilities of Borrower or Guarantor to Lender regardless of what liability or liabilities of Borrower or Guarantor remain unpaid;

(h)                                 consent to or waive any breach of or any act, omission or default under the Loan Documents or accept partial performance of any of the obligations under this Agreement or under any of the other Loan Documents; and/or

(i)                                     sell, convey, participate or assign all or any part of Lender’s interest in this Agreement and the other Loan Documents.

4.                                       Guarantor Waiver of Defenses.  Guarantor unconditionally and irrevocably waives any defense to the enforcement of this Agreement, including, without limitation:

(a)                                  Any defense arising by reason of Lender’s failure to provide presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement;

(b)                                 Any defense of any statute of limitations affecting the liability of Guarantor hereunder or the liability of Borrower, or any other guarantor under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

(c)                                  Any defense arising by reason of (i) any invalidity or unenforceability of (or any limitation of liability in) any of the Loan Documents or (ii) any defense whatsoever that Borrower may or might have to the payment of the Indebtedness or to the performance of any of the terms, provisions, covenants and agreements contained in the Loan Documents (other than any defense that Borrower is not liable under the Recourse Provision) or (iii) any manner in which Lender has exercised its rights and remedies under the Loan Documents, or (iv) cessation from any cause whatsoever;

(d)                                 Any defense based upon any disability of Borrower or Guarantor, lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower, Guarantor or any principal of Borrower or Guarantor or any defect in the formation of Borrower, Guarantor or any principal of Borrower or Guarantor as a legal entity;

(e)                                  Any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor;

(f)                                    Any defense based upon an election of remedies by Lender, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Guarantor to proceed against Borrower or any guarantor for reimbursement, or both;

(g)                                 Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspect more burdensome than that of a principal;

(h)                                 Any defense based upon Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute;

(i)                                     Any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code;

(j)                                     Any defense based upon any duty of Lender to advise Guarantor of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting Borrower’s ability to perform its obligations to Lender, it being agreed that Guarantor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances;

(k)                                  Any defense based on any right, claim or offset which Guarantor may have against Borrower; and

(l)                                     Any other suretyship defense that may be available to Guarantor.  Without limiting the generality of the foregoing, Guarantor also waives (A) any defense based upon Lender’s election to waive its lien as to all or any security for the Loan pursuant to CCP Section 726.5 or otherwise, and (B) any and all benefits which might otherwise be available to Guarantor under California Civil Code (“Civil Code”) Sections 2809, 2810, 2815, 2819, 2822, 2839, 2845 through 2850, 2899 and 3433.

5.                                       Additional Waivers.  Guarantor understands and acknowledges that if Lender forecloses judicially or nonjudicially against any real property security for the Note, that foreclosure could impair or destroy any ability that Guarantor may have to seek reimbursement, contribution or indemnification from Borrower or others based on any right Guarantor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by Guarantor under this Agreement.  Guarantor further understands and acknowledges that in the absence of this provision, the potential impairment or destruction of Guarantor’s rights, if any, may entitle Guarantor to assert a defense to this Agreement based on CCP Section 580d as interpreted in Union Bank vs. Gradsky.  By executing this Agreement, Guarantor freely, irrevocably and unconditionally:  (1) waives and relinquishes that defense, and agrees that Guarantor will be fully liable under this Agreement, even though Lender may foreclose judicially or nonjudicially against any real property security for the Note; (2) agrees that Guarantor will not assert that defense in any action or proceeding that Lender may commence to enforce this Agreement; (3) acknowledges and agrees that the rights and defenses waived by Guarantor under this Agreement include any right or defense that Guarantor may have or be entitled to assert based upon or arising out of any one or more of the following: (A) CCP Sections 580a (which if Guarantor had not given this waiver, would otherwise limit Guarantor’s liability after any nonjudicial foreclosure sale to the difference between the obligations for which Guarantor is liable and the fair market value of the property or interests sold at such nonjudicial foreclosure sale rather than the actual proceeds of such sale), 580b and 580d (which if Guarantor had not given this waiver, would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after any nonjudicial foreclosure sale, respectively), or 726 (which, if Guarantor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment may be obtained for a deficiency); or (B) Civil Code Section 2848; and (4) acknowledges and agrees that Lender is relying on this waiver in making the Loan, and that this waiver is a material part of the consideration that Lender is receiving for making the Loan. WITHOUT LIMITING THE FOREGOING, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES THAT GUARANTOR MAY HAVE BECAUSE THE BORROWER’S DEBT AND THE GUARANTEED OBLIGATIONS ARE, OR IF ALL OF ANY PORTION OF THE BORROWER’S OBLIGATIONS ARE EVER DEEMED, SECURED BY REAL PROPERTY.  THIS MEANS, AMONG OTHER THINGS:

(1)                                  LENDER MAY COLLECT FROM GUARANTOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL PLEDGED BY THE BORROWER; AND

(2)                                  IF LENDER FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY THE BORROWER:

a.                                       THE AMOUNT OF THE DEBT MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE; AND

b.                                      LENDER MAY COLLECT FROM GUARANTOR EVEN IF LENDER, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT GUARANTOR MAY HAVE TO COLLECT FROM THE BORROWER.

THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES GUARANTOR HAS BECAUSE THE BORROWER’S DEBT IS, OR BECAUSE THE BORROWER’S OBLIGATIONS MAY BE DEEMED, SECURED BY

REAL PROPERTY.  THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON CCP SECTIONS 580a, 580b, 580d, OR 726.

6.                                       Bankruptcy.

(a)                                  The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, Guarantor, any other guarantor (which term shall include any other party at any time directly or contingently liable for any of Borrower’s obligations under the Loan Documents) or any affiliate of Borrower or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing.

(b)                                 Notwithstanding any modification, discharge or extension of the maturity date of the Loan, or any amendment, modification, stay or cure of Lender’s rights under the Loan Agreement, the Note, Mortgage or any other Loan Document which may occur in any bankruptcy or reorganization case or proceeding affecting Borrower, whether permanent or temporary, and whether or not assented to by Lender, Guarantor hereby agrees that Guarantor shall be obligated hereunder to pay the amounts due hereunder in accordance with the terms of this Agreement as in effect on the date hereof; provided that no amendment or modification of the Recourse Provision shall be binding on Guarantor unless Guarantor has consented to such amendment or modification.

(c)                                  Guarantor agrees that to the extent that Borrower makes a payment or payments to Lender with respect to any of the Guaranteed Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set side or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect as if such payment had not been made and Guarantor shall be primarily liable for this obligation.

7.                                       Subrogation Waiver/Subordination.

(a)                                  Notwithstanding any provision to the contrary contained in the other Loan Documents or this Agreement, Guarantor hereby unconditionally and irrevocably waives until all obligations under the Loan Documents have been paid and performed in full and all applicable preference periods and fraudulent transfer periods have expired, (i) any and all rights of subrogation (whether arising under contract, 11 U.S.C. §509 or otherwise), to the claims, whether existing now or arising hereafter, Lender may have against Borrower, and (ii) any and all rights of reimbursement, contribution or indemnity against Borrower or any future guarantors of any obligations under the Loan Documents) which may have heretofore arisen or may hereafter arise in connection with any guaranty or pledge or grant of any lien or security interest made in connection with any obligations under the Loan Documents.  Guarantor hereby acknowledges that the waiver contained in the preceding sentence (the “Subrogation Waiver”) is given as an inducement to Lender to enter into the Loan Documents and, in consideration of Lender’s willingness to enter into the Loan Documents, Guarantor agrees not to amend or modify in any way the Subrogation Waiver without Lender’s prior written consent.  If any amount shall be paid to Guarantor on account of any claim set forth at any time when all of the obligations under the Loan Documents shall not have been paid or performed in full, such amount shall be held in trust by Guarantor for Lender’s benefit, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Lender to be applied in whole or in part by Lender against such obligations, whether matured or unmatured, in accordance with Section 2.7(c) of the Loan Agreement.  Nothing contained herein is intended or shall be construed to give to Guarantor any rights of subrogation or right to participate in any way in Lender’s rights, title or interest in the Loan Documents, notwithstanding any payments made by Guarantor under this Agreement, all such rights of subrogation and participation being hereby expressly waived and released until all obligations under the Loan Documents have been paid and performed in full and all applicable preference periods and fraudulent transfer periods have expired.

(b)                                 In the event that Guarantor shall advance or become obligated to pay any sums with respect to any obligation hereby guaranteed or in the event that for any reason whatsoever Borrower or any subsequent owner of the collateral securing the Loan is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that the amount of such sums and of such indebtedness together with all interest thereon, shall at all times be subordinate as to the lien, time of payment and in all other respects, to all sums, including principal, interest and other amounts, at any time owing to Lender under any of the Loan Documents and that Guarantor shall not be entitled to enforce or receive payment thereof until all such sums owing to Lender have been paid.  Nothing herein contained is intended or shall be construed to give to Guarantor any right to participate in any way in the right, title or interest of Lender in or to the collateral securing the Loan, notwithstanding any payments made by Guarantor under this Agreement, all such rights of participation being hereby expressly waived and released.

8.                                       Guarantor’s Representations and Warranties.  Guarantor makes the following representations and warranties which shall survive the execution and delivery of this Agreement:

(a)                                  Guarantor has the power and authority to execute, deliver and perform its obligations under the terms and provisions of this Agreement and has duly authorized, executed, and delivered the same.

(b)                                 Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, will contravene in any material respect any provision of law, statute, rule or regulation to which Guarantor is subject or any material judgment, decree, franchise, order or permit applicable to Guarantor, or will conflict or will be inconsistent with, or will result in any material breach of, any of the terms, covenants, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the property or assets of Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which Guarantor is a party or may be bound or subject.

(c)                                  No consent or approval of, or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with the execution, delivery and performance of, this Agreement or of any of the instruments or agreements herein referred to, or the taking of any action hereby contemplated.

9.                                       Guarantor’s Relationship to Borrower.  Guarantor is affiliated with Borrower, has personal knowledge of and is familiar with Borrower’s business affairs and books and records.

10.                                 Mortgage Priority.  Nothing herein contained shall in any manner affect the lien or priority of the Mortgage securing the Loan, and upon the occurrence and during the continuance of an Event of Default, Lender may invoke any remedies it may have under this Agreement (with respect to any such Event of Default that triggers liability under the Recourse Provision) or the other Loan Documents, either concurrently or successively and the exercise of any one or more of such remedies shall not be deemed an exhaustion of such remedy or remedies or a waiver of any other remedy or remedies and shall not be deemed an election of remedies.  The exercise by Lender of any such remedies shall not release, discharge or excuse Guarantor from its obligations hereunder unless and until the full amount of the Indebtedness evidenced by the Note, governed by the Loan Agreement and secured by the Mortgage has been fully paid and satisfied.

11.                                 Duration of Agreement.  This Agreement shall remain in full force and effect until all obligations of Borrower and Guarantor under the Loan Documents have been satisfied in full and are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws.  No delay on the part of Lender in exercising any options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof.  No waiver of any rights hereunder shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of Lender or the obligations of Guarantor to Lender in any other respect at any other time.  No modification or amendment of this Agreement shall be deemed to be made unless the same shall be in writing, duly signed by Lender and Guarantor.  This Agreement is binding upon Guarantor, Guarantor’s heirs, personal representatives, successors or assigns, and shall inure to the benefit of the Lender Parties, including, without limitation, any Successor Lender.

12.                                 Guarantor’s Familiarity with the Loan Documents.  Guarantor acknowledges that copies of the Loan Documents have been made available to Guarantor and that Guarantor is familiar with their contents including, without limitation, the Recourse Provision.  Guarantor affirmatively agrees that upon any transfer of the Premises in accordance with the provisions of the Loan Agreement, it shall not be necessary for Guarantor to reaffirm its continuing obligations under this Agreement, but Guarantor will do so upon request by Lender.

13.                                 Notices.  All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by: (i) certified or registered United States mail, postage prepaid, return receipt requested; or (ii) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery; addressed in either case as follows:

If to Lender, at the following address:

Massachusetts Mutual Life Insurance Company

c/o Cornerstone Real Estate Advisers LLC

One Financial Plaza

Hartford, Connecticut 06103

Attention:  Paralegal, Finance Group

With a copy to:

Massachusetts Mutual Life Insurance Company

c/o Cornerstone Real Estate Advisers Inc.

5000 Birch Street, Suite 7500

Newport Beach, California 92660

Attention:  Managing Director

If to Guarantor, at the following address:

Kilroy Realty, L.P.
12200 West Olympic Boulevard, Suite 200
Los Angeles, California 90064
Attention:  Corporate Finance

With a copy to:

Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071-1560
Attention:  Glen B. Collyer

or to such other address and person as shall be designated from time to time by Lender or Guarantor, as the case may be, in a written notice to the other party in the manner provided for in this Section 13.  A notice shall be deemed to have been given:  in the case of hand delivery, at the time of actual delivery; in the case of registered or certified mail, three (3) Business Days after deposit in the United States mail; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day.  A party receiving a notice that does not comply with the technical requirements for notice under this Section 13 may elect to waive any deficiencies and treat the notice as having been properly given.

14.                                 Successors and Assigns.  This Agreement shall be binding upon Guarantor’s successors and assigns and shall inure to the benefit of Lender, the Lender Parties and their respective successors and assigns.

15.                                 Governing Law.  In all respects, including, without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the laws of the state in which the Premises are located applicable to contracts and obligations made and performed in such state and any applicable laws of the United States of America.  Interpretation and construction of this Agreement shall be according to the contents hereof and without presumption or standard of construction in favor of or against Guarantor or Lender.

16.                                 Waiver of Trial by Jury.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AND LENDER EACH HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT.  THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR AND LENDER, AND EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT BY INDEPENDENT LEGAL COUNSEL SELECTED BY GUARANTOR AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

17.                                 Consent to Jurisdiction and Venue.  Each of Lender and Guarantor hereby submits to personal jurisdiction in the State in which the Premises are located for the enforcement of the provisions of this Agreement and irrevocably waives any and all rights to object to such jurisdiction for the purposes of litigation to enforce any provision of this Agreement.  Each of Lender and Guarantor hereby consents to the jurisdiction of and agrees that any action, suit or proceeding to enforce this Agreement may be brought in any state or federal court in the state in which the Premises are located.  Each of Lender and Guarantor hereby irrevocably waives any objection that it may have to the laying of the venue of any such actions, suit, or proceeding in any such court and hereby further irrevocably waives any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

18.                                 Service of Process.  In its filings with the Secretary of State of the State of California, Guarantor has appointed Paracorp Incorporated, with an address at 2804 Gateway Oaks Drive, Suite 200, Sacramento, California 95833, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court and agrees that service of process upon said agent at said address and written notice of said service, and a full copy of all documents that were served, mailed or delivered to Guarantor in the manner provided herein shall be deemed in every respect effective service of process upon Guarantor, in any such suit, action or proceeding in connection with this Agreement.  Guarantor (a) shall give prompt notice to Lender of any change of address of its authorized agent hereunder, (b) may at any time and from time to time designate a substitute authorized agent with an office in the State where the Premises are located (which substitute agent and office shall be designated as the person and address for service of process), and (c) shall promptly designate such a substitute if its authorized agent ceases to have an office the State where the Premises are located or is dissolved without leaving a successor.

19.                                 Attorneys’ Fees; Costs.  In addition to all other amounts payable by Guarantor hereunder, Guarantor hereby agrees to pay to Lender upon demand any and all reasonable Costs incurred by Lender in connection with the workout, collection or enforcement of this Agreement, including probate, appellate and bankruptcy proceedings, any post-judgment proceedings to collect or enforce any judgment or order relating to this Agreement, and all such Costs shall be included as additional Indebtedness bearing interest at the Default Rate set forth in the Loan Agreement until paid.  In any action to enforce Lender’s rights and remedies hereunder, there shall be allowed and included as additional Indebtedness all Costs which may be paid or incurred by or on behalf of Lender.  For the purposes hereof “Costs” means all expenditures and expenses which may be reasonably incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, reasonable attorneys’ fees (including reasonable fees of Lender’s inside counsel), receivers’ fees, appraisers’ fees, engineers’ fees, accountants’ fees, independent consultants’ fees (including environmental consultants), all costs and expenses reasonably incurred in connection with any of the foregoing, Lender’s actual out-of-pocket costs and expenses related to any audit or inspection of the Mortgaged Property, all actual outlays for documentary and expert evidence, stenographers’ charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title searches and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any sale of the Mortgaged Property the true condition of the title to, or the value of, the Mortgaged Property.  Further, all “Costs” shall include such other costs, expenses and fees as may be reasonably incurred by Lender in the protection of the Mortgaged Property in connection with this Agreement, including reasonable attorneys’ fees, expenses and costs in any litigation or proceeding affecting this Agreement, including probate, appellate, and bankruptcy proceedings, and any post-judgment proceedings to collect or enforce any judgment or order relating to this Agreement, to obtain any court order or the appointment of a receiver to enforce Lender’s rights pursuant to Section 564 of the California Code of Civil Procedure and/or Section 2929.5 of the California Civil Code or in preparation for the commencement or defense of any action or proceeding, shall be immediately due and payable to Lender, with interest thereon at the Default Rate.  This provision is separate and several, and shall survive the merger of this provision into any judgment.

20.                                 Joint and Several Liability.  If more than one party is executing this Agreement as a Guarantor, then each party that executes this Agreement shall be jointly and severally responsible for any and all obligations of any Guarantor hereunder.

21.                                 Severability.  All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent (but only to the extent) necessary so that they will not render this Agreement invalid or unenforceable.  If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remaining terms, covenants, conditions and provisions of this Agreement, or the application of such term, covenant, condition or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Agreement shall be modified and/or limited to the extent necessary to render the same valid and enforceable to the fullest extent permitted by law.

22.                                 Time of the Essence.  Time shall be of the essence in the performance of all obligations of Guarantor under this Agreement and every other Loan Document.

23.                                 Definitions.  Any initially capitalized term not defined herein shall have the meaning set forth in the Loan Agreement.

24.                                 Counterparts.  This Agreement may be executed in counterparts, which together shall constitute one and the same original agreement.

25.                                 Application of Payments.  So long as any Event of Default has occurred and is continuing and unless otherwise required by Law or a specific agreement to the contrary, all payments received by Lender from Borrower, or any other party other than Guarantor, with respect to the Guaranteed Obligations, shall be applied by Lender in such manner and order as Lender desires, in its sole discretion.  It is specifically agreed that for so long as any Event of Default has occurred and is continuing, Lender may apply such funds to obligations of Borrower which are not guaranteed hereby prior to applying any funds to the obligations guaranteed hereby.

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IN WITNESS WHEREOF, Guarantor has duly executed this Agreement as of the date first above written.

GUARANTOR:	KILROY REALTY, L.P.,
a Delaware limited partnership

	By:	Kilroy Realty Corporation,
a Maryland corporation,
its general partner

		By:	/s/Joseph E. Magri
		Name:	Joseph E. Magri
		Its:	Vice President and Corporate Counsel

		By:	/s/Michelle Ngo
		Name:	Michelle Ngo
		Its:	Vice President and Treasurer

S-1

EXHIBIT A

PREMISES

SANTA MONICA, CA

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

LOT 7 OF TRACT NO. 49694, IN THE CITY OF SANTA MONICA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1175 PAGES 37 TO 40 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

EASEMENTS FOR SURFACE PARKING, ACCESS, PARKING OPERATIONS SYSTEM, SERVICE DRIVEWAYS, TRUCK DOCK, MAINTENANCE AND REPAIR, COURTYARD SECURITY AND FENCE, PARKING WITHIN THE SMNSA GARAGE, WATER TREATMENT FACILITY, AN ART GATE, AND ADDITIONAL EASEMENTS, AS DEFINED AND PROVIDED IN ARTICLE 5 OF THAT CERTAIN DOCUMENT ENTITLED “SECOND DECLARATION OF PROTECTIVE COVENANTS AND RESTRICTIONS AND RECIPROCAL EASEMENT AGREEMENT FOR THE ARBORETUM”, RECORDED NOVEMBER 23, 1994 AS INSTRUMENT NO. 94-2115484 AND AMENDED MAY 2, 1995 AS INSTRUMENT NO. 95-717712, ALL OF OFFICIAL RECORDS, WITHIN PORTIONS OF LOTS 1 TO 6, INCLUSIVE, OF SAID TRACT NO. 49694, AS DESCRIBED IN SAID DOCUMENT.

IRVINE, CA

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 4, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 84-601 RECORDED IN BOOK 191, PAGES 18 THROUGH 21 INCLUSIVE OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFORE AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN DEED FROM BERTEA CORPORATION, RECORDED NOVEMBER 29, 1978 IN BOOK 12941, PAGE 977 OF OFFICIAL RECORDS.

PARCEL B:

AN UNDIVIDED 22.46 PERCENT INTEREST IN AND TO PARCEL 5, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 84-601 RECORDED IN BOOK 191, PAGES 18 THROUGH 21 INCLUSIVE OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFORE AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR

ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN DEED FROM BERTEA CORPORATION, RECORDED NOVEMBER 29, 1978 IN BOOK 12941, PAGE 977 OF OFFICIAL RECORDS.

PARCEL C:

AN EXCLUSIVE EASEMENT FOR THE MAINTENANCE OF TREES, SHRUBS AND OTHER LANDSCAPING OVER AND ACROSS THE SOUTHWESTERLY 3.00 FEET OF PARCEL A ON PARCEL MAP NO. 81-602, RECORDED IN BOOK 165, PAGES 18 THROUGH 21, INCLUSIVE, OF PARCEL MAPS, AS CREATED BY THE GRANT DEED RECORDED MARCH 9, 1983 AS INSTRUMENT NO. 83-102679, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL D:

AN APPURTENANT, NON-EXCLUSIVE EASEMENT OVER, UNDER AND ACROSS THE COMMON AREAS AS DEFINED IN THAT CERTAIN TENANCY IN COMMON AGREEMENT AND AMENDED AND RESTATED AGREEMENT OF ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS FOR KOLL CENTER IRVINE DATED AS OF MAY 10, 1989 AND RECORDED MAY 18, 1989 AS INSTRUMENT NO. 89-265502, IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, AS AMENDED BY INSTRUMENTS RECORDED JULY 11, 1989 AS INSTRUMENT NO. 89-365834, APRIL 17, 2000 AS INSTRUMENT NO. 20000196032 AND SEPTEMBER 8, 2006 AS INSTRUMENT NO. 2006000602663, ALL OF OFFICIAL RECORDS (COLLECTIVELY, THE “AGREEMENT”), FOR THE CONSTRUCTION, MAINTENANCE AND USE OF UTILITIES AS MORE FULLY DESCRIBED IN ARTICLE 8.01(A) OF THE AGREEMENT.

PARCEL E:

AN APPURTENANT, NON-EXCLUSIVE EASEMENT OVER, UNDER AND ACROSS THE COMMON AREAS FOR ACCESS, INGRESS AND EGRESS OVER AND ACROSS ALL ACCESS WAYS SUFFICIENT TO GUARANTEE ACCESS TO AND FROM ALL PARKING FACILITIES (AS DEFINED IN THE AGREEMENT) AND FROM ADJACENT PUBLIC STREETS AS MORE FULLY DESCRIBED IN SECTION 8.01(B) OF THE AGREEMENT.

PARCEL F:

AN APPURTENANT NON-EXCLUSIVE EASEMENT OVER, UNDER AND ACROSS THE COMMON AREAS FOR PARKING OF VEHICLES AS MORE FULLY DESCRIBED IN

ARTICLE 8.01(D) OF THE AGREEMENT, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH ARTICLE 8.01(D).

PARCEL G:

AN EASEMENT FOR THE PURPOSE OF CONSTRUCTION, INSTALLATION, MAINTENANCE, REMOVAL, REPLACEMENT, OPERATION AND USE OF AN EMERGENCY GENERATOR (AND ITS ASSOCIATED UTILITY LINES AND CONDUITS) AS CREATED BY THAT CERTAIN SECOND AMENDMENT TO TENANCY IN COMMON AGREEMENT AND AMENDED AND RESTATED AGREEMENT ESTABLISHING COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANTING EASEMENTS FOR KOLL CENTER IRVINE SOUTHWEST, SUBJECT TO ALL THE TERMS, PROVISIONS AND CONDITIONS THEREIN CONTAINED, RECORDED SEPTEMBER 8, 2006 AS INSTRUMENT NO. 06-602663, OFFICIAL RECORDS.